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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                 March 28, 2000

                            THE TRIZETTO GROUP, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                    000-27501              33-0761159
(State or other jurisdiction   (Commission File Number)    (IRS Employer
      of incorporation)                                  Identification No.)

567 San Nicolas Drive, Suite 360, Newport Beach, California           92660
        (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (949) 719-2200



                                   Page 1 of 5
                             Exhibit Index on Page 5

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ITEM 5. - OTHER EVENTS.

         On March 29, 2000, The TriZetto Group, Inc., a Delaware corporation ("TriZetto"), announced that it entered into an Agreement and Plan of Reorganization, dated as of March 28, 2000 (the "Merger Agreement"), by and between TriZetto and IMS Health Incorporated, a Delaware corporation ("IMS"), pursuant to which IMS will merge with and into TriZetto (the "Merger"). As more specifically set forth in the Merger Agreement, each issued and outstanding share of IMS's common stock, par value $.01 per share (the "IMS Common Stock") will be converted into 0.4655 validly issued, fully paid and nonassessable share of common stock of TriZetto, par value $.001 per share (the "TriZetto Common Stock").

         The Merger is subject to certain regulatory approvals, approval by the stockholders of IMS of the Merger Agreement, and approval by the stockholders of TriZetto of (1) the Merger Agreement, (2) the issuance of TriZetto Common Stock to holders of IMS Common Stock pursuant to the Merger Agreement, and (3) the amended and restated certificate of incorporation of TriZetto. Certain holders of TriZetto Common Stock representing approximately 51% of the outstanding TriZetto Common Stock have entered into voting agreements with IMS to vote in favor of the Merger and the transactions contemplated thereby.

         TriZetto, its directors, executive officers and certain other members of management and employees may be soliciting proxies from TriZetto stockholders in favor of approval and adoption of the Merger Agreement. Information concerning the participants in the solicitation is set forth in TriZetto's annual report on Form 10-K, as filed with the Securities and Exchange Commission on March 30, 2000.

         The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS.

         Not required.

     (b) PRO FORMA FINANCIAL INFORMATION.

         Not required.

     (c) EXHIBITS.

         EXHIBIT NO.                      DESCRIPTION
         -----------                      -----------
             2.1 Agreement and Plan of Reorganization, dated as of March 28, 2000, by and between The TriZetto Group, Inc. and IMS Health Incorporated


                                   Page 2 of 5

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            99.1         Press release, dated March 29, 2000, issued by IMS
                         Health Incorporated and The TriZetto Group, Inc.



                                   Page 3 of 5
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE TRIZETTO GROUP, INC.

April 21, 2000                         By: /s/ Michael J. Sunderland
                                          ----------------------------------
                                          Michael J. Sunderland
                                          Chief Financial Officer and Secretary



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                                  EXHIBIT INDEX
                                                                      SEQUENTIAL
     EXHIBIT                                                             PAGE
     NUMBER                     DESCRIPTION                             NUMBER
     ------- -------------------------------------------------------  ----------
       2.1   Agreement and Plan of Reorganization, dated as of March
             28, 2000, by and between The TriZetto Group, Inc. and
             IMS Health Incorporated


      99.1   Press release, dated March 29, 2000, issued by IMS
             Health Incorporated and The TriZetto Group, Inc.


                                   Page 5 of 5